UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2011

EXPRESS-1 EXPEDITED SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-32172 (Commission File Number)	03-0450326 (I.R.S. Employer Identification No.)

3399 South Lakeshore Drive, Suite 225, Saint Joseph, Michigan, 49085
(Address of principal executive offices – zip code)

(269) 429-9761
(Registrant’s telephone number, including area code)

Not applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.07  Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Stockholders held on June 9, 2011, the stockholders elected three directors and ratified the appointment of Pender Newkirk & Company LLP as the Company’s independent registered certified public accounting firm for the year ended December 31, 2011.

1.	Election of Directors

	Shares

Name	For	Withheld	Broker non-votes
Daniel Para	17,001,627	205,906	12,303,857
Jay N. Taylor	17,002,619	204,914	12,303,857
Michael R. Welch	17,095,840	111,693	12,303,857

2.	Ratification of the appointment of Pender Newkirk & Company LLP as the Company’s independent registered certified public accounting firm for the year ended December 31, 2011:

	Shares

Name	For	Against	Abstain
Pender Newkirk & Company LLP	28,699,429	6,172	14,089

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Express-1 Expedited Solutions, Inc.

Dated: June 13, 2011	By:	/s/ Mike Welch
Mike Welch
Chief Executive Officer